DREYFUS HIGH YIELD SECURITIES FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus High Yield Securities Fund. For its semi-annual reporting period ended April 30, 1997 your Fund achieved a total return, including share price changes and interest income, of 4.88%.* Income dividends paid from net investment income during the period amounted to $.879, representing an annualized distribution rate per share of 13.00%.**
ECONOMIC REVIEW
    The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter of 1997, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) increase remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter of 1997 (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of this year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future. MARKET ENVIRONMENT
    The high yield market ended a fairly exuberant period that began last November with a dramatic correction in March and April. The trigger for this was Fed Chairman Alan Greenspan's effort to cool down the capital markets, equity and high yield in particular. High yield funds experienced substantial cash outflows during these two months. The worst performing credits were zero coupon bonds in general, as fund managers tried to shorten their portfolio durations. The new telecommunications entrants also were poor performers during this correction, as investors sold to reduce credit risk. Subsequently, the high yield market has bounced back, and inflows to high yield mutual funds hit record weekly levels. The economy continues to exhibit solid, steady growth _ another very positive fundamental for the high yield market. However, the market's uncertainty regarding the potential for future Fed actions to rein in inflationary pressures should lead to continued short-term volatility.
THE PORTFOLIO
    We are pleased to report that your Fund's total return ranked 3 out of 154 funds in the Lipper High Current Yield Category for the one-year period ended March 31, 1997.*** For the six months ended April 30, 1997, the Dreyfus High Yield Securities Fund achieved a total return of 4.88%. After a very strong start for the period, the results were negatively affected by the March market correction. Zero coupon bonds in general, and telecommunications issues in particular, were the worst performers during this correction, and represent two areas in which your Fund was overweighted.
    The solid economy and strong capital markets bode well for holders of credit risk, which is the current focus of the Fund. The Fund's investments are concentrated in three areas: 1) special situations to create high total return, bought at discount with a possible trigger event to unleash the projected value; 2) high coupon stable credits to produce interest income; and 3) asset-backed securities in business segments with appreciating asset values that are also total-return oriented. Industries which appear to have good prospects are telecommunications, oil field services, natural gas exploration, aerospace, residential housing and radio broadcasting. The Fund is currently overweighted in telecommunications, where domestic and international deregulation combined with wireless technological advances provide many investment opportunities. In addition, the Fund is overweighted in residential mortgages, where rising housing values and positive employment and income trends combined with tightening underwriting standards are providing above-average returns.

    Emerging market exposure is very limited. Foreign holdings are concentrated in investment-grade countries like Canada, Germany and Colombia, and are generally associated with investment-grade multinational firms like Sprint. No changes in this strategy are currently anticipated.
    Our primary task _ to maximize total return through capital appreciation and high current income _ will guide our portfolio management decisions. We will continue to use intensive fundamental research in seeking to achieve high returns while minimizing risk. We feel that this approach will reward the patient investor.
                              Very truly yours,
                          [Roger King signature logo]
                              Roger King
                              Portfolio Manager
May 16, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.
***    Source: Lipper Analytical Services, Inc. _ Yield, share price and investment return fluctuate so that a shareholder may receive more or less than original cost upon redemption. Past performance is no guarantee of future results.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997 (UNAUDITED)
                                                                                                   Principal
Bonds and Notes_85.0%                                                                               Amount           Value
                                                                                                 _____________  _____________
     Aircraft & Aerospace_7.8%       AM General,
                                      Sr. Notes, 12 7\8%, 2002..............                       $ 1,000,000    $     915,000
                                     Aircraft Lease Portfolio Securitisation 96-1
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 12 3\4%, 2006.................                           997,252        1,067,060
                                     Fairchild,
                                       Sub. Deb., 12%, 2001.................                         1,500,000        1,515,000
                                     RHI Holdings,
                                       Sr. Sub. Deb., 11 7\8%, 1999.........                           100,000          100,000
                                                                                                                    ____________
                                                                                                                      3,597,060
                                                                                                                    ____________
               Auto Parts_2.3%       Aetna Industries,
                                       Sr. Notes, 11 7\8%, 2006.............                         1,000,000        1,060,000
                                                                                                                    ____________
             Broadcasting_2.1%       Capstar Broadcasting Partners,
                                       Sr. Discount Notes, Zero Coupon, 2002                         1,750,000 (a,b)    980,000
                                                                                                                    ____________
                    Cable_7.4%       CCA Holdings,
                                       Sr. Sub. Notes, Zero Coupon, 1999....                         4,664,202 (a)    2,840,625
                                     TCI Satellite Entertainment,
                                       Sr. Discount Notes, Zero Coupon, 2002                         1,000,000 (a,c)    531,250
                                                                                                                    ____________
                                                                                                                      3,371,875
                                                                                                                    ____________
     Commercial Mortgage
                   Backed_2.6%       Structured Asset Securities,
                                       Multiclass Pass-Through Ctfs., REMIC, Ser. 1996-CFL,
                                       Cl. H, 7 3\4%, 2028..................                         1,750,000 (a)    1,191,094
                                                                                                                    ____________
                 Consumer_7.8%       American Skiing,
                                       Sr. Sub. Notes, 12%, 2006............                         2,000,000        2,030,000
                                     BPC Holding,
                                       Sr. Secured Notes, 12 1\2%, 2006.....                           750,000          776,250
                                     ICON Fitness,
                                       Sr. Discount Notes, Ser. A, Zero Coupon, 2001                 1,500,000 (a,d)    780,000
                                                                                                                    ____________
                                                                                                                       3,586,250
                                                                                                                    ____________
                   Energy_6.6%       DeepTech International,
                                       Sr. Secured Notes, 11%, 2000.........                         3,000,000 (a)    3,015,000
                                                                                                                    ____________
       Entertainment/Media_.6%       Alliance Entertainment,
                                       Sr. Sub. Notes, 11 1\4%, 2005........                           500,000          272,500
                                                                                                                    ____________
                Financial_2.0%       Imperial Credit Industries,
                                       Sr. Notes, 9 7\8%, 2007..............                         1,000,000          940,000
                                                                                                                    ____________
                  Foreign_5.5%       Comunicacion Celular SA,
                                       Bonds, Zero Coupon, 2000.............                         1,000,000 (e)      697,500
                                     Kabelmedia Holdings GMBH,
                                       Sr. Discount Notes, Zero Coupon, 2001                         1,000,000 (f)      570,000
                                     Occidente y Caribe Celular SA,
                                       Sr. Discount Notes, Zero Coupon, 2001                         1,910,000 (g)    1,231,950
                                                                                                                    ____________
                                                                                                                      2,499,450
                                                                                                                    ____________

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 APRIL 30, 1997 (UNAUDITED)
                                                                                                   Principal
Bonds and Notes (continued)                                                                          Amount            Value
                                                                                                   __________         __________
                   Forest_2.2%       Maxxam Group Holdings,
                                       Sr. Secured Notes, 12%, 2003.........                      $  1,000,000     $  1,015,000
                                                                                                                    ____________
                   Gaming_7.3%       Casino Magic of Louisiana,
                                       First Mortgage Notes, 13%, 2003......                         2,000,000 (a)    1,710,000
                                     Waterford Gaming, L.L.C./ Finance,
                                       Sr. Notes, 12 3\4%, 2003.............                         1,500,000 (a)    1,620,000
                                                                                                                    ____________
                                                                                                                      3,330,000
                                                                                                                    ____________
               Industrial_3.3%       Hawk,
                                       Sr. Notes, 10 1\4%, 2003.............                         1,500,000 (a)    1,518,750
                                                                                                                    ____________
     Residential Mortgage
                   Backed_6.5%       Chase Mortgage Finance,
                                       Multiclass Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-E, Cl. B6, 6 1\4%, 2010....                           438,567 (a)      166,656
                                     Citicorp Mortgage Securities,
                                       REMIC, Pass-Through Ctfs.,
                                       Ser. 1994-9, Cl. B2, 5 3\4%, 2009....                           518,775 (a)      197,135
                                     GE Capital Mortgage Services:
                                       Home Equity Loan Pass-Through Ctfs.,
                                             Ser. 1996-HE4, Cl. B5, 9.427%, 2026                     1,967,246 (a,h)    423,573
                                       REMIC, Multi-Class Pass-Through Ctfs.:
                                             Ser. 1993-13, Cl. B5, 6%, 2008                            503,297 (a)      191,253
                                             Ser. 1994-15, Cl. B5, 6%, 2009                            787,821 (a)      299,372
                                             Ser. 1994-21, Cl. B5, 6 1\2%, 2009                      1,031,930 (a)      392,133
                                             Ser. 1996-10, Cl. B5, 6 3\4%, 2011                        362,308 (a)      137,677
                                             Ser. 1996-12, Cl. B5, 7 1\4%, 2011                        423,029 (a)      160,751
                                             Ser. 1996-14, Cl. 2B5, 7 1\4%, 2011                       432,956 (a)      164,524
                                     MORSERV,
                                       Multi-Class Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-1, Cl. B5, 7%, 2011........                           523,142 (a)      198,794
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7, Cl. B5, 6 3\4%, 2011....                           893,514 (a)      339,535
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. Greenpoint 1996-A:
                                            Cl. B5, 8.441%, 2027                                       287,366 (a)      208,992
                                            Cl. B6, 8.441%, 2027                                       359,763 (a)      122,320
                                                                                                                    ____________
                                                                                                                      3,002,715
                                                                                                                    ____________
                 Shipping_1.1%       Moran Transportation,
                                       First Preferred Ship Mortgage Notes,
                                       11 3\4%, 2004........................                           450,000          483,750
                                                                                                                    ____________
                    Steel_3.4%       Renco Metals,
                                       Sr. Notes, 11 1\2%, 2003.............                         1,500,000        1,560,000
                                                                                                                    ____________

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 APRIL 30, 1997 (UNAUDITED)
                                                                                                   Principal
Bonds and Notes (continued)                                                                          Amount           Value
                                                                                                  ____________    ____________
      Telecommunications_16.2%       Advanced Radio Telecom,
                                       Sr. Notes, 14%, 2007 (Units).........                      $  1,000,000 (i) $  1,060,000
                                     American Communications Services,
                                       Sr. Discount Notes:
                                          Zero Coupon, 2000                                            200,000 (j)      105,000
                                          Zero Coupon, 2001                                          3,000,000 (k)    1,447,500
                                     Hyperion Telecommunication,
                                       Sr. Discount Notes, Zero Coupon, 2001                         1,000,000 (l)      512,500
                                     Microcell Telecommunications,
                                       Sr. Discount Notes, Zero Coupon, 2001                         2,000,000 (m)      975,000
                                     Orion Network Systems,
                                       Sr. Discount Notes, Zero Coupon, 2002 (Units)                 1,000,000 (i,n)    515,000
                                     RSL Communications Ltd.,
                                       Sr. Notes, 121\4%, 2006 (Units)......                           880,000 (a,i)    886,600
                                     Viatel,
                                       Sr. Discount Notes, Zero Coupon, 2000                         3,000,000 (o)    1,935,000
                                                                                                                    ____________
                                                                                                                      7,436,600
                                                                                                                    ____________
            Transportation_.3%       TRISM,
                                       Sr. Sub. Notes, 103\4%, 2000.........                           150,000          135,000
                                                                                                                    ____________
                                     TOTAL BONDS AND NOTES
                                       (cost $38,767,149)...................                                        $38,995,044
                                                                                                                   =============



Equity-Related Securities_11.5%
Preferred Stock_10.6%                                                                                Shares
                                                                                                   ____________
             Broadcasting_3.8%       Spanish Broadcasting System,
                                       Cum., $142.50........................                             2,000 (a)  $ 1,760,000
                                                                                                                    ____________
                   Energy_1.9%       Petroleum Heat & Power,
                                       Cum., $3.22..........................                            40,000 (a)      880,000
                                                                                                                    ____________
                    Gaming_.3%       Alliance Gaming, Ser. B,
                                       Cum., $15.00.........................                             1,078          107,261
                                                                                                                    ____________
             Supermarkets_4.6%       Supermarkets General,
                                       Cum., $3.52..........................                            96,000 (p)    2,112,000
                                                                                                                    ____________
                                     TOTAL PREFERRED STOCKS.................                                         4,859,261
                                                                                                                    ____________
Warrants_.9%
              Broadcasting_.5%       Spanish Broadcasting System                                         2,000 (a,p)    220,000
                                                                                                                    ____________

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 APRIL 30, 1997 (UNAUDITED)
Equity-Related Securities (continued)                                                                 Shares            Value
                                                                                                    __________        __________
Warrants (continued)
                   Foreign_.1%       Comunicacion Celular SA                                             1,000 (p)    $   70,500
                                     Occidente y Caribe Celular SA..........                             7,640 (p)            76
                                                                                                                    ____________
                                                                                                                          70,576
                                                                                                                    ____________
        Telecommunications_.3%       Hyperion Telecommunication                                          1,000 (p)        30,000
                                     Microcell Telecommunications:
                                       Initial Warrants.....................                             8,000 (p)      100,000
                                       Conditional Warrants.................                             8,000 (p)        5,000
                                                                                                                    ____________
                                                                                                                        135,000
                                                                                                                    ____________
                                     TOTAL WARRANTS.........................                                             425,576
                                                                                                                    ____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $5,692,840)....................                                       $  5,284,837
                                                                                                                  ==============

                                                                                                     Principal
    Short-Term Investments_.4%                                                                        Amount
                                                                                                   _____________
           U.S. Government Agency;   Federal Home Loan Banks,
                                       5.28%, 5/1/1997
                                       (cost $165,000)......................                     $     165,000       $  165,000
                                                                                                                  ==============
TOTAL INVESTMENTS (cost $44,624,989)........................................                             96.9%      $44,444,881
                                                                                                      ========    ==============
CASH AND RECEIVABLES (NET)..................................................                              3.1%      $  1,402,176
                                                                                                      ========    ==============
NET ASSETS..................................................................                            100.0%      $45,847,057
                                                                                                      ========    ==============
Notes to Statement of Investments:
  (a)      Securities exempt from registration under Rule 144A of the
           Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
           April 30, 1997, these securities amounted to $20,936,035 or 45.7% of net assets.
  (b)      Zero coupon until 2/1/2002, date on which a stated coupon rate of 12 3\4%
           becomes effective; the stated maturity is 2/1/2009.
  (c)      Zero coupon until 2/15/2002, date on which a stated coupon rate of
           12 1\4% becomes effective; the stated maturity is 2/15/2007.
  (d)      Zero coupon until 11/15/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity is 11/15/2006.
  (e)      Zero coupon until 11/15/2000, date on which a stated coupon rate of 13 1\8% becomes effective; the stated maturity is 11/15/2003.
  (f)      Zero coupon until 8/1/2001, date on which a stated coupon rate of
           13 5\8% becomes effective; the stated maturity is 8/1/2006.
  (g)      Zero coupon until 3/15/2001, date on which a stated coupon rate of
           14% becomes effective; the stated maturity is 3/15/2004.
  (h)      Variable rate security - interest rate subject to periodic change.
  (i)      With warrants to purchase Common Stock.
  (j)      Zero coupon until 11/1/2000, date on which a stated coupon rate of
           13% becomes effective; the stated maturity is 11/1/2005.
  (k)      Zero coupon until 4/1/2001, date on which a stated coupon rate of
           12 3\4% becomes effective; the stated maturity is 4/1/2006.
  (l)      Zero coupon until 4/15/2001, date on which a stated coupon rate of
           13% becomes effective; the stated maturity is 4/15/2003.
  (m)      Zero coupon until 12/1/2001, date on which a stated coupon rate of
           14% becomes effective; the stated maturity is 6/1/2006.
  (n)      Zero coupon until 1/15/2002, date on which a stated coupon rate of
           12 1\2% becomes effective;  the stated maturity is 1/15/2007.
  (o)      Zero coupon until 1/15/2000, date on which a stated coupon rate of
           15% becomes effective; the stated maturity is 1/15/2005.
  (p)      Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1997 (UNAUDITED)
                                                                                                Cost                 Value
                                                                                            _____________         _____________
ASSETS:                          Investments in securities_See Statement of Investments       $44,624,989          $44,444,881
                                 Cash.......................................                                           149,953
                                 Interest receivable........................                                           750,373
                                 Receivable for investment securities sold..                                           484,515
                                 Receivable for shares of Beneficial Interest subscribed                                50,000
                                 Prepaid expenses and other assets..........                                            27,675
                                                                                                                  _____________
                                                                                                                    45,907,397
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           7,087
                                 Due to Distributor.........................                                             9,293
                                 Interest payable...........................                                            13,715
                                 Payable for shares of Beneficial Interest redeemed                                     11,853
                                 Accrued expenses...........................                                            18,392
                                                                                                                  _____________
                                                                                                                        60,340
                                                                                                                  _____________
NET ASSETS..................................................................                                       $45,847,057
                                                                                                                  =============
REPRESENTED BY:                  Paid-in capital............................                                       $46,649,559
                                 Accumulated undistributed investment income_net519,909
                                 Accumulated net realized gain (loss) on investments                                (1,142,303)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4(b)...................                                          (180,108)
                                                                                                                  _____________
NET ASSETS..................................................................                                       $45,847,057
                                                                                                                  =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized).................................................................                                         3,420,386
NET ASSET VALUE, offering and redemption price per share _Note 3(d).........                                            $13.40
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                  $ 3,098,546
                                 Cash dividends.............................                      117,791
                                                                                           ______________
                                       Total Income.........................                                       $ 3,216,337
EXPENSES:                        Management fee_Note 3(a)...................                     164,627
                                 Interest_Note 2............................                     110,759
                                 Shareholder servicing costs_Note 3(b)......                      81,187
                                 Registration fees..........................                      16,742
                                 Professional fees..........................                      12,658
                                 Prospectus and shareholders' reports.......                       8,343
                                 Custodian fees_Note 3(b)...................                       4,488
                                 Trustees' fees and expenses_Note 3(c)......                       3,043
                                 Miscellaneous..............................                       3,452
                                                                                             ____________
                                       Total Expenses.......................                      405,299
                                 Less_expense reimbursement from the Manager due to
                                     undertakings_Note 3(a).................                     (189,106)
                                                                                             ____________
                                       Net Expenses.........................                                           216,193
                                                                                                                   ____________
INVESTMENT INCOME_NET.......................................................                                         3,000,144
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $(1,151,466)
                                 Net realized gain (loss) on financial futures                    (49,664)
                                                                                             ____________
                                       Net Realized Gain (Loss).............                                        (1,201,130)
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $48,750 unrealized appreciation
                                     on financial futures]..................                                        (1,089,856)
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (2,290,986)
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $    709,158
                                                                                                                  =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF CASH FLOWS                                                             SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received..............................................                         $     1,835,323
  Dividends received................................................... .                         117,791
  Interest..................................................................                     (127,266)
  Operating expenses paid...................................................                     (158,645)
  Paid to The Dreyfus Corporation...........................................                       36,278         $  1,703,481
                                                                                         ________________
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities.........................................                 (119,895,035)
  Proceeds from sales of portfolio securities...............................                  102,210,685
  Net variation margin......................................................                         (914)         (17,685,264)
                                                                                         ________________
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds form Fund shares sold............................................                   67,213,716
  Payments for Fund shares redeemed.........................................                  (46,188,688)
  Dividends paid............................................................                     (782,125)
  Net repayment of bank loans...............................................                   (4,146,000)          16,096,903
                                                                                         ________________       _______________
  Increase in cash..........................................................                                            115,120
  Cash at beginning of period...............................................                                            34,833
                                                                                                               ________________
  Cash at end of period.....................................................                                       $   149,953
                                                                                                               ________________
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
  Net Increase in Net Assets Resulting From Operations......................                                           709,158
  Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
      Increase in interest receivable.......................................                                          (211,176)
      Decrease in interest..................................................                                           (16,507)
      Decrease in accrued operating expenses................................                                            (3,756)
      Increase in prepaid expenses..........................................                                           (24,976)
      Decrease in due to The Dreyfus Corporation............................                                            11,799
      Net realized loss on investments......................................                                         1,201,130
      Net unrealized depreciation on investments............................                                         1,089,856
      Net amortization of discount on investments...........................                                        (1,052,047)
                                                                                                               ________________
Net Cash Used by Operating Activities.......................................        .                             $  1,703,481
                                                                                                              =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                     April 30, 1997             Year Ended
                                                                                       (Unaudited)           October 31, 1996*
                                                                                  _________________       _____________________
OPERATIONS:
    Investment income_net...............................................             $  3,000,144              $  1,270,718
    Net realized gain (loss) on investments.............................               (1,201,130)                  598,178
    Net unrealized appreciation (depreciation) on investments...........               (1,089,856)                  909,748
                                                                                  _________________       _____________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                  709,158                 2,778,644
                                                                                  _________________       _____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................               (2,734,678)               (1,016,275)
    Net realized gain on investments....................................                 (539,351)                   __
                                                                                  _________________       _____________________
      Total Dividends...................................................               (3,274,029)               (1,016,275)
                                                                                  _________________       _____________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................               67,259,885                35,821,078
    Dividends reinvested................................................                2,491,904                   662,219
    Cost of shares redeemed.............................................              (46,196,711)              (13,388,816)
                                                                                  _________________       _____________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions          23,555,078                23,094,481
                                                                                  _________________       _____________________
          Total Increase (Decrease) in Net Assets.....................                 20,990,207                24,856,850
NET ASSETS:
    Beginning of Period.................................................               24,856,850                     __
                                                                                  _________________       _____________________
    End of Period.......................................................              $45,847,057               $24,856,850
                                                                                 ==================       =====================
UNDISTRIBUTED INVESTMENT INCOME_NET.....................................            $     519,909             $     254,443
                                                                                  _________________       _____________________
                                                                                         Shares                    Shares
                                                                                  _________________       _____________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                4,722,262                 2,722,666
    Shares issued for dividends reinvested..............................                  182,018                    49,314
    Shares redeemed.....................................................               (3,280,765)                 (975,109)
                                                                                  _________________       _____________________
      Net Increase (Decrease) in Shares Outstanding.....................                1,623,515                 1,796,871
                                                                                 ==================       =====================

*From March 25, 1996 (commencement of operations) to October 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Six Months Ended
                                                                                    April 30, 1997           Year Ended
PER SHARE DATA:                                                                      (Unaudited)        October 31, 1996(1)
                                                                                    ______________     _____________________
    Net asset value, beginning of period..................................             $13.83                 $12.50
                                                                                       _______               _______
    Investment Operations:
    Investment income_net.................................................                .89                    .69
    Net realized and unrealized gain (loss)
      on investments......................................................               (.21)                  1.19
                                                                                       _______               _______
    Total from Investment Operations......................................                .68                   1.88
                                                                                       _______               _______
    Distributions:
    Dividends from investment income_net..................................               (.88)                  (.55)
    Dividends from net realized gain on investments.......................               (.23)                   ___
                                                                                       _______               _______
    Total Distributions...................................................              (1.11)                  (.55)
                                                                                       _______               _______
    Net asset value, end of period........................................             $13.40                 $13.83
                                                                                      ========               ========
TOTAL INVESTMENT RETURN...................................................              9.84%(2)              25.14%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.....................               .41%(2)               .02%(2)
    Ratio of interest expenses to average net assets......................               .44%(2)               .27%(2)
    Ratio of net investment income to average net assets..................             11.85%(2)              11.33%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................................               .75%(2)               1.55%(2)
    Portfolio Turnover Rate...............................................            202.21%(3)             233.62%(3)
    Net Assets, end of period (000's Omitted)..........................              $ 45,847                $24,857
(1)    From March 25, 1996 (commencement of operations) to October 31, 1996.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus High Yield Securities Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1997 was approximately $3.8 million, with a related weighted average annualized interest rate of 5.91%. The maximum amount borrowed at any time during the period ended April 30, 1997 was $12.1 million.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through January 1, 1997, to waive receipt of the management fee and shareholder services plan fee payable to it by the Fund, and thereafter, had undertaken through April 24, 1997, to reduce the management fee by, or reimburse such excess expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from April 25, 1997 through June 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .65% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $189,106 for the period ended April 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $63,318 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,838 during the period ended April 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $4,488 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended April 30, 1997, redemption fees amounted to $374,631.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 4_SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $119,362,417 and $102,470,433, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1997, there were no financial futures contracts outstanding.
    (b) At April 30, 1997, accumulated net unrealized depreciation on investments was $180,108, consisting of $1,265,503 gross unrealized appreciation and $1,445,611 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS HIGH YIELD SECURITIES FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                            043SA974
[Dreyfus logo]
Registration Mark

High Yield
Securities Fund
Semi-Annual
Report
April 30, 1997